UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  March 5, 2004
                Date of Report (Date of earliest event reported)

                      Expertise Technology Innovation, Inc.
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             (Exact name of registrant as specified in its charter)

           Nevada                        001-15665           88-0389393
           ------                        ----------          ----------
(State or other jurisdiction            (Commission         (IRS Employer
      of incorporation)                 File Number)     Identification No.)

                           10390 Commerce Center Drive
                                    Suite 250
                           Rancho Cucamonga, CA 91730
                    ----------------------------------------
                    (Address of principal executive offices)

                                 (909) 945-8563
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                            28562 Oso Parkway, Unit D
                    Rancho Santa Margarita, California 92688
          (Former name or former address, if changed since last report)

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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.
ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

     On March 5, 2004, in accordance with the Agreement and Plan of Merger dated May 28, 2003, New ETI, Inc., a California corporation, and wholly-owned subsidiary of Expertise Technology Innovation, Inc. (the "Company"), merged with and into United Communications Hub, Inc., a California corporation ("UC Hub"), with UC Hub continuing as the surviving corporation. UC Hub is now a wholly-owned subsidiary of the Company. The Company intends to change its name to UC Hub Group, Inc. in the near future. The principal business of UC Hub is providing telecommunications services.

     In connection with the merger, the Company issued 4,188,375 shares of its Series A Preferred Stock to UC HUB stockholders. As a result of this transaction, control of the Company changed, Mr. Larry Wilcox was appointed to the Company's board of directors, Mr. Paul Lanham, the director of the Company submitted his resignation effective 10 days from the date of mailing of an Information Statement, Messrs. V. Bill Thompson and Michael Sharbrough were appointed to the Company's board of directors also effective 10 days from the date of mailing of an Information Statement which complies with Rule 14f-1 under the Securities Exchange Act of 1934. The management of the Company resigned with the management of UC HUB replacing it. Mr. Wilcox was appointed president and chief executive officer of the Company, Mr. George Wyckhuyse was appointed vice president of finance and Ms. Karen Sharbrough was appointed vice president of operations, treasurer and secretary.

     As a result of the merger, and assuming that all shares of Series A Preferred Stock have been converted into shares of common stock, UC Hub stockholders who were stockholders immediately prior to the merger would own approximately 86% of the issued and outstanding shares of the Company, and the Company's stockholders who were stockholders as of March 5, 2004 retain approximately 14% of the issued and outstanding shares. Each share of the Company's Series A Preferred Stock entitles the Holder to 60 votes on each matter that may come before a meeting of the stockholders. Therefore, UC Hub stockholders who were stockholders immediately prior to the merger now hold approximately 99% of the voting power of the Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of the businesses acquired.

          The financial statements of UC Hub, Inc. for the year ended December 31, 2003 and relevant interim periods shall be filed within 60 days after the date this Report on Form 8-K must be filed.

     (b)  Pro Forma financial information.

          The pro forma financial information shall be filed within 60 days after the date that this Report on Form 8-K must be filed.

     (c)  Exhibits

                  Exhibit No.               Exhibit
                  -----------               -------

                    2.1                      Agreement and Plan of Merger

                    2.2                      Amendment of Agreement and Plan of
                                             Merger

                    2.3                      Second Amendment of Agreement and
                                             Plan of Merger

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 8, 2004                     Expertise Technology Innovation, Inc.

                                         By: /s/ Larry Wilcox
                                             --------------------
                                             Larry Wilcox
                                             Chief Executive Officer